SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): October 27, 2000

                           NEBCO EVANS HOLDING COMPANY
             (Exact Name of Registrant as Specified in its Charter)


             DELAWARE                 333-33223                 06-1444203
(State or other jurisdiction   (Commission File Number)       (IRS Employer
          of incorporation)                               Identification Number)


                               545 STEAMBOAT ROAD
                          GREENWICH, CONNECTICUT 06830
              (Address of principal executive offices) (zip code)

                                 (203) 422-3000
             ------------------------------------------------------
              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS.

         On October 27, 2000, AmeriServe Food Distribution, Inc. announced that McLane Company, Inc. was the winning bidder in the auction to sell substantially all of AmeriServe's U.S. distribution assets. The auction was held yesterday in New York City, and no new bidders appeared.

         The sale of AmeriServe's assets to McLane is scheduled for an approval hearing in the U.S. Bankruptcy Court in Wilmington, Delaware on November 28th, and the closing is scheduled to occur shortly thereafter (subject to customary closing conditions).

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial statements of businesses acquired.

         Not Applicable

(b)      Pro forma financial information.

         Not Applicable

(c)      Exhibit.

         Exhibit 99.25 --  Press Release dated October 27, 2000



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                   NEBCO EVANS HOLDING COMPANY

                                   BY: /s/ KEVIN J. ROGAN
                                       -----------------------------------------
                                       Name:  Kevin J. Rogan
                                       Title: Vice President and Secretary

Date: October 30, 2000